EXHIBIT 99.19
                                                                EXECUTION COPY
                                                                --------------

==============================================================================




                        GSAA HOME EQUITY TRUST 2006-16

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-16



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor

               DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE
                                  as Assignee

                                      and

                   FIRST TENNESSEE MORTGAGE SERVICES, INC.,
                                  as Servicer

                                      and

                        FIRST HORIZON LOAN CORPORATION
                                   as Seller

                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer

                                  Dated as of

                              September 28, 2006





==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 28h day of September, 2006 (this "Assignment Agreement"), among First Horizon Loan Corporation ("First Horizon" or the "Seller"), First Tennessee Mortgage Services, Inc. ("First Horizon" or the "Servicer" and, together with the Seller, the "First Horizon Parties"), Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee ("Trustee") on behalf of GSAA Home Equity Trust 2006-16 (the "Assignee"), and GS Mortgage Securities Corp., a Delaware corporation (the "Assignor" or "Depositor"), and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and the First Horizon Parties have entered into the Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006, among the Servicer, First Tennessee Mortgage Services, Inc. and the Assignor (the "Servicing Agreement"), pursuant to which the Servicer sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

            WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of September 28, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as a custodian and Wells Fargo Bank, National Association, as Master Servicer, securities administrator and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing

Agreement, to the extent relating to the Mortgage Loans from and after September 28, 2006, and the First Horizon Parties hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations under the Servicing Agreement from and after September 28, 2006, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

            (c) The First Horizon Parties and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Accuracy of the Servicing Agreement. The First Horizon Parties and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect, except as contemplated herein or pursuant to the GSMC Assignment Agreement and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. Each First Horizon Party, in its capacity as seller and/or servicer under the Servicing Agreement further represents and warrants that the representations and warranties contained in Sections 7.01 and 7.02 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

            3. Recognition of Assignee.

            (a) From and after the date hereof, each First Horizon Party shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, the First Horizon Parties and the Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the First Horizon Parties and the Assignee and their successors and assigns.

            (b) The First Horizon Parties further acknowledge that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee. Such rights that Master Servicer may enforce on behalf of the Assignee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

            (c) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

             Wells Fargo Bank, National Association
             ABA #: 21000248
             For credit to: SAS Clearing
             Acct #: 3970771416
             FFC to: GSAA 2006-16 Acct # 50949100

            (d) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 6 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the First Horizon Parties other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Repurchase of Mortgage Loans. (a) To the extent that any First Horizon Party is required under the Servicing Agreement or any related agreement to which such First Horizon Party and the Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against such First Horizon Party as required by and in accordance with the Servicing Agreement or such related agreement, as applicable. For purposes of this Section, "Early Payment Default" shall mean any provision of the Servicing Agreement or any related agreement to which any First Horizon Party and the Assignor are parties that is designated as an "early payment default" provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (of such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.

            (b) Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Servicing Agreement.

            In the event any First Horizon Party has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such First Horizon Party. If such First Horizon Party does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the applicable First Horizon Party to cure such breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the applicable custodian on behalf of the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and the Trustee shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as the Servicing Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            9. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER

DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) if to the Servicer:

                First Horizon Home Loan Corporation
                4000 Horizon Way
                Irving, Texas 75063
                Attention:  Donya Craddock
                Fax:  (214) 441-5497

                or such other address as may hereafter be furnished by the Servicer;

            (b) if to the Seller:

                First Horizon Home Loan Corporation
                4000 Horizon Way
                Irving, Texas 75063
                Attention: Ben Ridley
                Fax:  (214) 441-5497

                or such other address as may hereafter be furnished by the Seller;

            (c) in the case of the Master Servicer,

                Wells Fargo Bank, National Association
                P.O. Box 98
                Columbia, Maryland 21046
                Attention:  Corporate Trust Services, GSAA 2006-16

                or in the case of overnight deliveries:

                Wells Fargo Bank, National Association
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                Attention:  Corporate Trust Services, GSAA 2006-16

                or such address as may hereafter be furnished by the Master Servicer;

            (d) in the case of the Trustee or the Assignee,

                Deutsche Bank National Trust Company
                1761 East St. Andrew Place
                Santa Ana, California 92705-4934
                Attention: Trust Administration - GS0616
                Tel.: (714) 247-6000

                or such other address as may hereafter be furnished by the Trustee or Assignee; and

            (e) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107

                or such other address as may hereafter be furnished by the Assignor.

            11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-16, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-16, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-16, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-16 under this Assignment Agreement, the Trust Agreement or any related document.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                     GS MORTGAGE SECURITIES CORP.




                                     By: /s/ Michelle Gill
                                         ---------------------------
                                         Name:  Michelle Gill
                                         Title: Vice President


                                     DEUTSCHE BANK NATIONAL TRUST
                                       COMPANY, not in its individual capacity
                                       but solely as Trustee




                                     By: /s/ Ronaldo Reyes
                                         ----------------------------
                                         Name:  Ronaldo Reyes
                                         Title: Assistant Vice President


                                     FIRST HORIZON LOAN CORPORATION


                                     By: /s/ Alfred Chang
                                         ----------------------------
                                         Name:  Alfred Chang
                                         Title: Vice President


                                     FIRST TENNESSEE MORTGAGE SERVICES, INC.


                                     By: /s/ Edward Hyne
                                         ----------------------------
                                         Name:  Edward Hyne
                                         Title: Assistant Secretary



[ADDITIONAL SIGNATURES FOLLOW]


                         The First Horizon Step 2 AAR

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Patricia M. Russo
    --------------------------
     Name:  Patricia Russo
     Title: Vice President

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]








                         The First Horizon Step 2 AAR

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                         [On File with the Depositor]

                                                     EXHIBIT 3

                Standard File Layout - Master Servicing
------------------------------------------------------------------------- --------- ------------------------------------ ---------
Column Name                Description                                    Decimal   Format Comment                       Max Size
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SER_INVESTOR_NBR           A value assigned by the Servicer to define a             Text up to 10 digits                       20
                           group of loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_NBR                   A unique identifier assigned to each loan by             Text up to 10 digits                       10
                           the investor.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORROWER_NAME              The borrower name as received in the file.               Maximum length of 30 (Last, First)         30
                           It is not separated by first and last name.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled         2      No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is expected
                           to pay, P&I constant.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NOTE_INT_RATE              The loan interest rate as reported by the         4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NET_INT_RATE               The loan gross interest rate less the             4      Max length of 6                             6
                           service fee rate as reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_RATE              The servicer's fee rate for a loan as             4      Max length of 6                             6
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_FEE_AMT               The servicer's fee amount for a loan as           2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_PAY_AMT                The new loan payment amount as reported by        2      No commas(,) or dollar signs ($)           11
                           the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NEW_LOAN_RATE              The new loan rate as reported by the              4      Max length of 6                             6
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ARM_INDEX_RATE             The index the Servicer is using to calculate      4      Max length of 6                             6
                           a forecasted rate.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the beginning of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at        2      No commas(,) or dollar signs ($)           11
                           the end of the processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that             MM/DD/YYYY                                 10
                           the borrower's next payment is due to the
                           Servicer, as reported by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_1            The first curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_1            The curtailment interest on the first             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_2            The second curtailment amount to be applied.      2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_ AMT_2            The curtailment interest on the second            2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_AMT_3            The third curtailment amount to be applied.       2      No commas(,) or dollar signs ($)           11
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
CURT_ADJ_AMT_3             The curtailment interest on the third             2      No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PIF_AMT                    The loan "paid in full" amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------




PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
                                                                                    Action Code Key: 15=Bankruptcy,             2
ACTION_CODE                The standard FNMA numeric code used to indicate          30=Foreclosure, , 60=PIF,
                           the default/delinquent status of a particular            63=Substitution,
                           loan.                                                    65=Repurchase,70=REO
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
INT_ADJ_AMT                The amount of the interest adjustment as          2      No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if      2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if               2      No commas(,) or dollar signs ($)           11
                           applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
LOAN_LOSS_AMT              The amount the Servicer is passing as a           2      No commas(,) or dollar signs ($)           11
                           loss, if applicable.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount        2      No commas(,) or dollar signs ($)           11
                           due at the beginning of the cycle date to be
                           passed through to investors.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_END_PRIN_BAL         The scheduled principal balance due to            2      No commas(,) or dollar signs ($)           11
                           investors at the end of a processing cycle.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_PRIN_AMT             The scheduled principal amount as reported        2      No commas(,) or dollar signs ($)           11
                           by the Servicer for the current cycle --
                           only applicable for Scheduled/Scheduled
                           Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
SCHED_NET_INT              The scheduled gross interest amount less the      2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current cycle as
                           reported by the Servicer -- only applicable for
                           Scheduled/Scheduled Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_PRIN_AMT              The actual principal amount collected by the      2      No commas(,) or dollar signs ($)           11
                           Servicer for the current reporting cycle --
                           only applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
ACTL_NET_INT               The actual gross interest amount less the         2      No commas(,) or dollar signs ($)           11
                           service fee amount for the current reporting
                           cycle as reported by the Servicer -- only
                           applicable for Actual/Actual Loans.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower       2      No commas(,) or dollar signs ($)           11
                           prepays on his loan as reported by the
                           Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan        2      No commas(,) or dollar signs ($)           11
                           waived by the servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
                                                                                    numeric
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and             2      No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
-------------------------- ---------------------------------------------- --------- ------------------------------------ ---------

                                                        EXHIBIT 4


Standard File Layout - Delinquency Reporting

----------------------------------- -------------------------------------------------------------- ------------- ----------------
Column/Header Name                                           Description                             Decimal     Format Comment
----------------------------------- -------------------------------------------------------------- ------------- ----------------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the Servicer.  This
                                    may be different than the LOAN_NBR
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_NBR                            A unique identifier assigned to each loan by the originator.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
CLIENT_NBR                          Servicer Client Number
----------------------------------- -------------------------------------------------------------- ------------- ----------------
SERV_INVESTOR_NBR                   Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_FIRST_NAME                 First Name of the Borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORROWER_LAST_NAME                  Last name of the borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ADDRESS                        Street Name and Number of Property
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_STATE                          The state where the  property located.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_ZIP                            Zip code where the property is located.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BORR_NEXT_PAY_DUE_DATE              The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                    servicer at the end of processing cycle, as reported by
                                    Servicer.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOAN_TYPE                           Loan Type (i.e. FHA, VA, Conv)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_FILED_DATE               The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CHAPTER_CODE             The chapter under which the bankruptcy was filed.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_CASE_NBR                 The case number assigned by the court to the bankruptcy
                                    filing.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POST_PETITION_DUE_DATE              The payment due date once the bankruptcy has been approved                   MM/DD/YYYY
                                    by the courts
----------------------------------- -------------------------------------------------------------- ------------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE          The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                    Dismissal, Discharged and/or a Motion For Relief Was
                                    Granted.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_APPR_DATE                  The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_TYPE                       The Type Of Loss Mitigation Approved For A Loan Such As;
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_EST_COMP_DATE              The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LOSS_MIT_ACT_COMP_DATE              The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_APPROVED_DATE                The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                    instructions to begin foreclosure proceedings.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
ATTORNEY_REFERRAL_DATE              Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FIRST_LEGAL_DATE                    Notice of 1st legal filed by an Attorney in a Foreclosure                    MM/DD/YYYY
                                    Action
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_EXPECTED_DATE           The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_DATE                    The actual date of the foreclosure sale.                                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FRCLSR_SALE_AMT                     The amount a property sold for at the foreclosure sale.             2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_START_DATE                 The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
EVICTION_COMPLETED_DATE             The date the court revokes legal possession of the property                  MM/DD/YYYY
                                    from the borrower.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_PRICE                          The price at which an REO property is marketed.                     2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
LIST_DATE                           The date an REO property is listed at a particular price.                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_AMT                           The dollar value of an offer for an REO property.                   2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
OFFER_DATE_TIME                     The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_CLOSING_DATE                    The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REO_ACTUAL_CLOSING_DATE             Actual Date Of REO Sale                                                      MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------


                                 Page 1 of 26

  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
           (C) Copyright Wells Fargo Bank, Corporate Trust Services
       Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

----------------------------------- -------------------------------------------------------------- ------------- ----------------
OCCUPANT_CODE                       Classification of how the property is occupied.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_CONDITION_CODE                 A code that indicates the condition of the property.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
PROP_INSPECTION_DATE                The date a  property inspection is performed.                                MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
APPRAISAL_DATE                      The date the appraisal was done.                                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
CURR_PROP_VAL                        The current "as is" value of the property based on brokers         2
                                    price opinion or appraisal.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
REPAIRED_PROP_VAL                   The amount the property would be worth if repairs are               2
                                    completed pursuant to a broker's price opinion or appraisal.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
If applicable:
----------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_STATUS_CODE                  FNMA Code Describing Status of Loan
----------------------------------- -------------------------------------------------------------- ------------- ----------------
DELINQ_REASON_CODE                  The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_FILED_DATE                 Date Mortgage Insurance Claim Was Filed With Mortgage                        MM/DD/YYYY
                                    Insurance Company.
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT                        Amount of Mortgage Insurance Claim Filed                                     No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_PAID_DATE                  Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
MI_CLAIM_AMT_PAID                   Amount Mortgage Insurance Company Paid On Claim                     2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_FILED_DATE               Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT                      Amount of Claim Filed With Pool Insurance Company                   2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_PAID_DATE                Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                    Insurer
----------------------------------- -------------------------------------------------------------- ------------- ----------------
POOL_CLAIM_AMT_PAID                 Amount Paid On Claim By Pool Insurance Company                      2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_FILED_DATE          Date FHA Part A Claim Was Filed With HUD                                    MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_AMT                 Amount of FHA Part A Claim Filed                                   2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_DATE           Date HUD Disbursed Part A Claim Payment                                     MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_A_CLAIM_PAID_AMT            Amount HUD Paid on Part A Claim                                    2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_FILED_DATE           Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_AMT                  Amount of FHA Part B Claim Filed                                  2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
FHA_PART_B_CLAIM_PAID_AMT            Amount HUD Paid on Part B Claim                                    2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_FILED_DATE                  Date VA Claim Was Filed With the Veterans Admin                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_DATE                   Date Veterans Admin. Disbursed VA Claim Payment                             MM/DD/YYYY
----------------------------------- -------------------------------------------------------------- ------------- ----------------
VA_CLAIM_PAID_AMT                    Amount Veterans Admin. Paid on VA Claim                            2        No commas(,)
                                                                                                                 or dollar
                                                                                                                 signs ($)
----------------------------------- -------------------------------------------------------------- ------------- ----------------


Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation
Code as follows:
            o     ASUM- Approved Assumption
            o     BAP- Borrower Assistance Program
            o     CO- Charge Off
            o     DIL- Deed-in-Lieu

            o     FFA- Formal Forbearance Agreement
            o     MOD- Loan Modification
            o     PRE- Pre-Sale
            o     SS- Short Sale
            o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
            o     Mortgagor
            o     Tenant
            o     Unknown
            o     Vacant

The Property Condition field should show the last reported condition of the property as follows:
            o     Damaged
            o     Excellent
            o     Fair
            o     Gone
            o     Good
            o     Poor
            o     Special Hazard
            o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            ------------------------ -------------------------------------------
            Delinquency Code         Delinquency Description
            ------------------------ -------------------------------------------
            001                      FNMA-Death of principal mortgagor
            ------------------------ -------------------------------------------
            002                      FNMA-Illness of principal mortgagor
            ------------------------ -------------------------------------------
            003                      FNMA-Illness of mortgagor's family member
            ------------------------ -------------------------------------------
            004                      FNMA-Death of mortgagor's family member
            ------------------------ -------------------------------------------
            005                      FNMA-Marital difficulties
            ------------------------ -------------------------------------------
            006                      FNMA-Curtailment of income
            ------------------------ -------------------------------------------
            007                      FNMA-Excessive Obligation
            ------------------------ -------------------------------------------
            008                      FNMA-Abandonment of property
            ------------------------ -------------------------------------------
            009                      FNMA-Distant employee transfer
            ------------------------ -------------------------------------------
            011                      FNMA-Property problem
            ------------------------ -------------------------------------------
            012                      FNMA-Inability to sell property
            ------------------------ -------------------------------------------
            013                      FNMA-Inability to rent property
            ------------------------ -------------------------------------------
            014                      FNMA-Military Service
            ------------------------ -------------------------------------------
            015                      FNMA-Other
            ------------------------ -------------------------------------------
            016                      FNMA-Unemployment
            ------------------------ -------------------------------------------
            017                      FNMA-Business failure
            ------------------------ -------------------------------------------
            019                      FNMA-Casualty loss
            ------------------------ -------------------------------------------
            022                      FNMA-Energy environment costs
            ------------------------ -------------------------------------------
            023                      FNMA-Servicing problems
            ------------------------ -------------------------------------------
            026                      FNMA-Payment adjustment
            ------------------------ -------------------------------------------
            027                      FNMA-Payment dispute
            ------------------------ -------------------------------------------
            029                      FNMA-Transfer of ownership pending
            ------------------------ -------------------------------------------
            030                      FNMA-Fraud
            ------------------------ -------------------------------------------
            031                      FNMA-Unable to contact borrower
            ------------------------ -------------------------------------------
            INC                      FNMA-Incarceration
            ------------------------ -------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

            ------------------------ -------------------------------------------
                  Status Code        Status Description
            ------------------------ -------------------------------------------
                      09             Forbearance
            ------------------------ -------------------------------------------
                      17             Pre-foreclosure Sale Closing Plan Accepted
            ------------------------ -------------------------------------------
                      24             Government Seizure
            ------------------------ -------------------------------------------
                      26             Refinance
            ------------------------ -------------------------------------------
                      27             Assumption
            ------------------------ -------------------------------------------
                      28             Modification
            ------------------------ -------------------------------------------
                      29             Charge-Off
            ------------------------ -------------------------------------------
                      30             Third Party Sale
            ------------------------ -------------------------------------------
                      31             Probate
            ------------------------ -------------------------------------------
                      32             Military Indulgence
            ------------------------ -------------------------------------------
                      43             Foreclosure Started
            ------------------------ -------------------------------------------
                      44             Deed-in-Lieu Started
            ------------------------ -------------------------------------------
                      49             Assignment Completed
            ------------------------ -------------------------------------------
                      61             Second Lien Considerations
            ------------------------ -------------------------------------------
                      62             Veteran's Affairs-No Bid
            ------------------------ -------------------------------------------
                      63             Veteran's Affairs-Refund
            ------------------------ -------------------------------------------
                      64             Veteran's Affairs-Buydown
            ------------------------ -------------------------------------------
                      65             Chapter 7 Bankruptcy
            ------------------------ -------------------------------------------
                      66             Chapter 11 Bankruptcy
            ------------------------ -------------------------------------------
                      67             Chapter 13 Bankruptcy
            ------------------------ -------------------------------------------

                                   EXHIBIT 5


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form
                  - breakdown required showing period

                     of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                   *  For escrow advances - complete payment history

                      (to calculate advances from last positive escrow balance forward)

                  * Other expenses - copies of corporate advance history showing all payments

                  *  REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

                  * Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

         Credits:

         14-21. Complete as applicable. Required documentation:


                                      5-1

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                     Letter of Proceeds Breakdown.

                  *  Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

         Prepared by:  ______________                     Date:  _____________
         Phone:  __________________   Email Address:___________________


-------------------------    -----------------------    ----------------------
Servicer Loan No.            Servicer Name              Servicer Address


-------------------------    -----------------------    ----------------------

         WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

         Borrower's Name: ____________________________________________________
         Property Address: ____________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)


                  ______________________________________                         ________________(12)

                  Total Expenses                                                $________________(13)
         Credits:
         (14) Escrow Balance                                                    $________________(14)
         (15) HIP Refund                                                         ________________(15)
         (16) Rental Receipts                                                    ________________(16)
         (17) Hazard Loss Proceeds                                               ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________(18a) HUD Part A
                                                                                 ________________(18b) HUD Part B
         (19) Pool Insurance Proceeds                                            ________________(19)
         (20) Proceeds from Sale of Acquired Property                            ________________(20)
         (21) Other (itemize)                                                    ________________(21)
              _________________________________________                          ________________(21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)

Escrow Disbursement Detail


------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------


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